Exhibit 10.1

EXECUTION COPY

FIRST AMENDMENT AGREEMENT AND WAIVER

FIRST AMENDMENT AGREEMENT AND WAIVER dated as of November 13, 2007 (“this Agreement”) between ARES CAPITAL CORPORATION (the “Borrower”), the Subsidiary Guarantors party hereto and the Lenders executing this Agreement.

The Borrower, the Lenders party thereto, and JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent thereunder, are parties to a Senior Secured Revolving Credit Agreement dated as of December 28, 2005 (as in effect immediately prior to the effectiveness of the amendments and waivers set forth in this Agreement, the “Credit Agreement”).

The Borrower has requested the Lenders to waive (a) compliance with Section 5.08(b) of the Credit Agreement and Section 7.03 of the Guarantee and Security Agreement, dated as of December 28, 2005 (the “Guarantee Agreement”) as they relate to the Borrower’s ownership interests in ARCC LVCG Holdings LLC, ARCC CLPB Corp., ARCC IGS Corp., ARCC PAH Corp., ARCC TTL Corp., ARCC VTH Corp., ARCC WMA Corp. and a non-wholly owned subsidiary that may be established in connection with Borrower’s investment in Ivy Hill Middle Market Credit Fund, Ltd. (each, together with its respective subsidiaries, an “Excluded Entity”), (b) compliance by each Excluded Entity with any covenant set forth in the Credit Agreement or the Guarantee Agreement, (c) the requirement of the Borrower to add each Excluded Entity as a “Subsidiary Guarantor” in accordance with Section 5.08(a) of the Credit Agreement, (d) the Administrative Agent’s right to reasonably request an account control agreement under Section 5.08(c)(ii) of the Credit Agreement with respect to the bank account identified in Schedule 1 hereto (the “Imperial Account”) and (e) the Administrative Agent’s right to request an opinion of counsel under Section 5.08(a) with respect to the Subsidiary Guarantors party hereto becoming party to the Guarantee and Security Agreement.  The Lenders are willing to waive such requirements on the terms and conditions set forth herein.

The Borrower and the Lenders wish now to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

Section 1.  Definitions.  Except as otherwise defined in this Agreement,  terms defined in the Credit Agreement are used herein as defined therein.

Section 2.  Amendments.  Subject to the satisfaction of the conditions precedent specified in Section 5 below, but effective as of the date hereof:

(a)           Section 2.07(e)(i)(A) of the Credit Agreement shall be amended to read in its entirety as follows:

“(A)        the minimum amount of such increase shall be $25,000,000 (or such other amount as shall be determined in the discretion of the Administrative Agent) or a larger multiple of $25,000,000 (or such other amount) in excess thereof, and the maximum amount of all increases pursuant to this clause (e) (excluding (i) the Commitment Increase from $250,000,000 to $350,000,000 on March 1, 2007 and (ii) the expected Commitment Increase from $350,000,000 to $510,000,000 on November 13, 2007) shall not exceed $255,000,000;”

(b)           The parenthetical in each of Sections 5.13(a), (b) and (d) shall be amended and restated to read as follows:

“(which, for purposes of this calculation, shall exclude the aggregate amount of investments in, and advances to, Designated Subsidiaries and Excluded Entities (as defined in the First Amendment Agreement and Waiver hereto))”

Section 3.  Waiver.  Subject to the satisfaction of the conditions precedent specified in Section 5 below and the additional conditions set forth in this Section 3, but effective as of the date hereof, the Lenders hereby waive (a) compliance by the Borrower with Section 5.08(b) of the Credit Agreement and with Section 7.03 of the Guarantee Agreement as they relate to the Borrower’s ownership interests in each Excluded Entity, (b) compliance by each Excluded Entity with any covenant set forth in the Credit Agreement or the Guarantee Agreement, (c) the requirement of the Borrower to add each Excluded Entity as a “Subsidiary Guarantor” in accordance with Section 5.08(a) of the Credit Agreement, (d) the Administrative Agent’s right to reasonably request an account control agreement under Section 5.08(c)(ii) with respect to the Imperial Account, and (e) the Administrative Agent’s right to request an opinion of counsel under Section 5.08(a) with respect to the Subsidiary Guarantors party hereto becoming party to the Guarantee and Security Agreement; in each case on the condition that (x) with respect to the waivers referred to in the foregoing clauses (a), (b) and (c), any ownership interest in, any investment in, and any advances to, an Excluded Entity shall be excluded from the calculation of the Borrowing Base under Section 5.13 of the Credit Agreement, (y) in the case of the waiver referred to in the foregoing clause (d), the average daily closing balance during any 30-day period shall be at all times not more than $300,000, and (z) in the case of the waiver referred to in the foregoing clause (e), the Borrower will deliver to the Administrative Agent within 45 days after the date hereof an opinion of counsel covering no conflicts relating to (i) the Sale and Servicing Agreement dated as of November 3, 2004 as amended, restated or otherwise modified on or prior to the date hereof (the “Sale and Servicing Agreement”) between Ares Capital Corporation, as the Originator and as the Servicer, Ares Capital CP Funding LLC, as the Borrower, each of the conduit purchasers and institutional purchasers, from time to time party thereto, as the Purchasers, each of the purchaser agents from time to time party thereto, as the Purchaser Agents, Wachovia Capital Markets, LLC, as the Administrative Agent, U.S. Bank National Association, as the Trustee and Lyon Financial Services, Inc., as the Backup Servicer, (ii) the Purchase and Sale Agreement dated as of November 3, 2004 as amended, restated or otherwise modified on or prior to the date hereof (the “Purchase and Sale Agreement”) between Ares Capital Corporation, as the Seller and Ares Capital CP Funding LLC, as the Buyer, (iii) the Sale and Servicing Agreement dated as of July 7, 2006 as amended, restated or otherwise modified on or prior to the date hereof (the “2006 Sale and Servicing Agreement”) between ARCC Commercial Loan Trust 2006, as the Issuer, ARCC CLO 2006 LLC, as the Trust Depositor, Ares Capital Corporation, as the Originator and as the Servicer, U.S. Bank National Association, as the Trustee and as the Collateral Administrator, Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as the Backup Servicer and Wilmington Trust Company, as the Owner Trustee, and (iv) certain other agreements to be agreed.  The waivers contained in this Agreement shall be limited as written and nothing herein shall be deemed to constitute a waiver of any other term, provision or condition of the Credit Agreement or any other Loan Document in any other instance than as set forth in this Agreement or prejudice any right or remedy that the Administrative Agent, the Collateral Agent or any Lender may have or may in the future have under the Credit Agreement or any other Loan Document.

Section 4.  Representations and Warranties.  Each Obligor represents and warrants to the Lenders and the Administrative Agent, that, after giving effect to the waivers set forth in Section 3 herein, (a) the representations and warranties applicable to it set forth in Article III of the Credit Agreement, and in each of the other Loan Documents, are true and correct in all material respects on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct in all material respects as of such specific date) and after giving effect to this Agreement, and (b) no Default or Event of Default has occurred and is continuing.

Section 5.  Conditions Precedent.  The amendments and waivers set forth in Sections 2 and 3 hereof shall become effective, as of the date hereof, upon the execution and delivery of this Agreement by the Borrower, the Subsidiary Guarantors and the Required Lenders, consisting, as provided in the Credit Agreement, of Lenders having Revolving Credit Exposures and unused Commitments representing more than 50% of the sum of the total Revolving Credit Exposures and unused Commitments as at the date hereof.

Section 6.  Miscellaneous.

Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.  Delivery of an executed counterpart of a signature page to this Agreement by electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.  This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

Section 7.  Confirmation of Security Documents. By its execution on the respective signature lines provided below, each of the Obligors hereby confirms and ratifies all of its obligations and the Liens granted by it under the Security Documents to which it is a party and confirms that all references in such Security Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended hereby without impairing any such obligations or Liens in any respect.

Section 8.  Loan Documents.  This Agreement is a Loan Document for all purposes of the Credit Agreement.  References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to the Credit Agreement to be duly executed and delivered as of the day and year first above written.

BORROWER

ARES CAPITAL CORPORATION

By:	/s/ Richard Davis
	Name:	Richard Davis
	Title:	CFO

SUBSIDIARY GUARANTORS

ARES CAPITAL FL HOLDINGS LLC

By:	/s/ Michael Arougheti
	Name:	Michael Arougheti
	Title:	President

ARCC CIC FLEX CORP.

By:	/s/ Richard Davis
	Name:	Richard Davis
	Title:	Secretary & Treasurer

ARCC IMPERIAL CORPORATION

By:	/s/ Richard Davis
	Name:	Richard Davis
	Title:	CFO

ARCC IMPERIAL LLC

By:	ARCC Imperial Corporation, its Managing Member

By:	/s/ Richard Davis
	Name:	Richard Davis
	Title:	CFO

LENDERS

BMO Capital Markets Financing, Inc.

By:	/s/ Masami Hida
Name:	Masami Hida
Title:	Vice President

LENDERS

Merrill Lynch Capital Corporation

By:	/s/ John C. Rowland
Name:	John C. Rowland
Title:	Vice President

LENDERS

SUNTRUST BANK

By:	/s/ Robert S. Ashcom
Name:	Robert S. Ashcom
Title:	Director

LENDERS

Commerzbank AG, New York and Grand Cayman Branches

By:	/s/ Arndt E. Bruns
Name:	Arndt E. Bruns
Title:	Vice President

By:	/s/ Joseph J. Hayes
Name:	Joseph J. Hayes
Title:	Vice President

LENDERS

UBS LOAN FINANCE LLC
[insert above name of lender]

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

JPMORGAN CHASE BANK, N.A.,
As LENDER

By:	/s/ Richard J. Poworoznek
Name:	Richard J. Poworoznek
Title:	Executive Director
JPMorgan Chase Bank, N.A.

LENDERS

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ David Shutley
Name:	David Shutley
Title:	Director

LENDERS

KBC Bank N.V.

By:	/s/ Lawrence J. Manochio
Name:	Lawrence J. Manochio
Title:	Vice President

By:	/s/ Robert Shauffer
Name:	Robert Shauffer
Title:	First Vice President